                         EXHIBIT 10(j)
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NOTE: Information has been redacted from the following agreement.  The location of such redacted information is identified by asterisks (*). Such information is confidential and has been omitted pursuant to 17 C.F.R. Reg.
Section 240.24b-2 and filed separately with the Securities and Exchange Commission.
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                    FIXED PRICE SUBCONTRACT
                          #EIP-001-97
                            BETWEEN
            MANTECH SYSTEMS ENGINEERING CORPORATION
                AND EIP MICROWAVE, INCORPORATED

          This is an indefinite quantity, fixed price supply contract (Subcontract) between ManTech Systems Engineering Corporation ("Buyer"), having offices located at 14119A Sullyfield Circle, Second Floor, Chantilly, VA 20151 and EIP Microwave, Inc. ("Seller"), with offices at 1745 McCandless Drive, Milpitas, CA 95035, for the supply by Seller of Radio Frequency Signal Generator and Radio Frequency Down Converter.

          The effective date of this Subcontract is August 15            ,
1997. The Subcontract will be for a term of five years commencing on the effective date.

     The following Sections attached hereto, are incorporated herein:

          SECTION        DESCRIPTION

          Section A      Supplies and Services to Be Furnished
          Section B      Delivery Schedule/Period of Performance
          Section C      Description and/or Specifications of Supplies
                         and/or Services to Be Furnished
          Section D      Procurement Requirements
          Section E      Warranty Plan
          Section F      Purchase Order Terms and Conditions, T-1 (9-91)
          Section G      Part II, Contract Clauses
          Section H      Purchase Description and Statement of Work

AGREED:                                 AGREED:

ManTech (Buyer)                         EIP Microwave, Inc. (Seller)


By:  /s/ John J. Ressa                By:  /s/  Lewis R. Foster
     -----------------------------         -----------------------------------
         Authorized Signature                   Authorized Signature

Name Printed:      John J. Ressa        Name Printed:         Lewis R. Foster
             ---------------------                   -------------------------

Title:  Senior Vice President         Title:                President
      ---------------------------           ----------------------------------

Date Signed:  9  September  1997     Date Signed:   5  September  1997
            ---------------------                -----------------------------

                                  1


***


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SECTION G - PART II, CONTRACT CLAUSES


    Incorporated by reference to Part II - Contract Clauses of U.S. Marine Corps Contract No. M67854-97-D-3047 with ManTech Systems Engineering Corporation.




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SECTION H - PURCHASE DESCRIPTION AND STATEMENT OF WORK

    Incorporated by reference to Purchase Description and Statement of Work of U.S. Marine Corps Contract No. M67854-97-D-3047 with ManTech Systems Engineering Corporation.